UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 27, 2009
Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA	92008-7328

(Address of principal executive offices)	(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.*

On January 27, 2009, Callaway Golf Company issued a press release captioned “Callaway Golf Company Announces Increase in 2008 Earnings.”  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01     Financial Statements and Exhibits.*

(c) Exhibits.

The following exhibit is being furnished herewith:

Exhibit 99.1	Press Release, dated January 27, 2009, captioned “Callaway Golf Company Announces Increase in 2008 Earnings.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date:	January 27, 2009	By:	/s/ Bradley J. Holiday
		Name:	Bradley J. Holiday
		Title:	Senior Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated January 27, 2009, captioned “Callaway Golf Company Announces Increase in 2008 Earnings.”